UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07075

T. Rowe Price Media & Telecommunications Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Shareholders

Media & Telecommunications Fund	December 31, 2016

The views and opinions in this report were current as of December 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Media and telecommunications stocks saw decent gains in 2016, although the year ended on a weak note as investors looked elsewhere for companies that appeared likely to benefit from a cyclical upturn in economic growth. As we discuss in some detail below, the faster-growing Internet and media shares that have long been the focus of our fund especially fell out of favor based on expectations for better growth from industrials and other firms under the Trump administration. Our sense is that markets may have overreacted to these perceived changes, however, and we are generally mindful that investors’ ability to perceive what really lies ahead is limited—as evidenced by the election itself. We suspect that investors will eventually work their focus back to the leading companies around which we build the portfolio.

PERFORMANCE COMPARISON

The Media & Telecommunications Fund returned 7.49% in its fiscal year ended December 31, 2016, with the bulk of those gains coming in the past six months. The fund trailed the Lipper Telecommunication Funds Average, mainly due to its substantial underweight in telecommunications stocks, which investors favored early in the year for their generally defensive characteristics and favorable yields relative to bonds. The fund’s long-term relative performance remained exceptional, however, making it Lipper’s top-ranked fund in its category for the longer-term time periods ended in December. (Based on cumulative total return, Lipper ranked the Media & Telecommunications Fund 21 of 34, 12 of 34, 1 of 33, and 1 of 23 telecommunication funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2016, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Stocks recorded solid gains in the six months since our last report, although returns varied widely among sectors. Sentiment seemed to get a lift from reassuring economic data, which showed that the slowdown in the U.S. economy early in the year had only been temporary. Investors were also encouraged by the promise of further monetary stimulus overseas, which seemed, in particular, to help mitigate the impact of the Brexit vote in the UK at the end of June. The prospect of higher interest rates in the U.S., on the other hand, seemed to take some steam out of the rally, but investors were heartened when the Federal Reserve chose not to raise rates at its September meeting and indicated that it would move slowly going forward. The corporate earnings picture also improved somewhat, with the Standard & Poor’s 500 Index managing in the third quarter to record its first year-over-year overall earnings gain since early 2015.

The election of Donald Trump kick-started the market, helping to generate the bulk of the gains in the period. Investors’ reaction to the political situation was at first somewhat difficult to pin down, as stocks surged on the eve of the election, when news that the FBI was not investigating Hillary Clinton’s emails appeared to boost her prospects. Stock futures plunged on election night as Trump’s victory became clear, before turning higher again after his victory speech was widely viewed as conciliatory. Stocks then gathered new momentum in the following days as hopes grew for faster economic growth and higher profits due to increased fiscal spending, tax cuts, and deregulation under the incoming administration.

While sending the broad benchmarks to new records, the election also sparked a “Trump trade” out of secular growth companies and into financials and industrials firms—particularly defense contractors and those expected to benefit from higher infrastructure spending. Investors’ decision to shun fast-growing companies may have been partly due to higher long-term bond yields following the election, which lowered the value of future earnings in present terms. Many investors may also have turned to technology, biotech, and Internet-related stocks as a source of funds to invest elsewhere given the strong gains in those segments in recent years. Defensive stocks also lagged the overall market as investors favored cyclical companies poised to benefit from continued economic growth.

Many of the segments in our investment universe performed poorly in this environment. Telecommunication services stocks, often prized for their dividends and stable revenues, lagged late in the year as investors worried about competition from higher interest rates and looked for better growth opportunities elsewhere. Meanwhile, fast-growing Internet stocks, which represented 41% of our fund at year-end, were left out of the Trump rally and declined sharply. Media stocks performed best late in the year. For the year as a whole, the small semiconductor segment of our Lipper universe performed best, while telecom services and software stocks were also strong. Internet and IT services stocks trailed with modest gains.

PORTFOLIO REVIEW

Our fund’s performance in 2016 reflected the continuing strong earnings performance of many of its holdings, but also the difficult market environment for fast-growing companies at the start and end of the year. I am pleased to note that our stock selection within segments of the Lipper telecommunications benchmark benefited results as a whole, but our significant overweight in Internet-related stocks detracted from our relative performance.

In this light, it may be somewhat surprising that many of our leading Internet positions recorded gains for the year and helped provide the biggest lifts to our absolute performance. Top 10 holdings Amazon.com, Priceline (whose unique business model we discussed in detail in our midyear letter), Facebook, and Alphabet (formerly Google) all contributed to gains in the year as they continued to build on their dominant positions in their respective markets. Although it fell back late in the year, for example, Amazon was our third-best contributor to results as it continued to widen its lead in both online retailing and cloud computing services. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Unfortunately, the poor performance of many of our Chinese Internet holdings offset some of the strong results of our domestic positions due to concerns that ranged from geopolitical, to China driven, to firm specific. Chinese Web giant Baidu was our second-worst detractor for the year, having been hampered early in the year by concerns around China’s slowing growth. Later worries over limits on online health care advertisements also weighed on shares following the death of a student who underwent an experimental cancer treatment he had found online. Online travel firm Ctrip.com International was our next-worst performer. Along with economic concerns, the stock suffered from reports that Chinese airlines were reducing sales commissions to ticketing agencies. Chinese online retailer Vipshop Holdings was another major detractor. These and other Chinese stocks suffered a further blow late in the year from fears over a harsher trade stance from the Trump administration. While some Chinese manufacturers might be at risk, these fears seem overblown to us, as the bulk of Chinese Internet firms’ revenues come from the domestic market.

Our telecommunication services positions also generally boosted performance. The fund’s top contributor for the year was wireless carrier T-Mobile US, which continued to increase its customer base and take market share from larger competitors. We think the company should eventually enjoy strong cash flow generation, and there is also a potential upside if the company becomes an acquisition target. Verizon Communications was also a top 10 contributor. We saw gains, as well, from cellular tower operators American Tower and Crown Castle International, which appear to us to enjoy some of the best and more durable businesses around. However, both stocks stumbled into the end of the year as rising bond yields made their dividends less attractive. Investors have also worried about consolidation among wireless carriers, which would weigh on demand. The need to accomodate new wireless spectrum should eventually benefit these companies, however.

Our media positions benefited returns overall, but their performance was widely mixed. In our semiannual letter, we mentioned the good performance of Comcast and Time Warner Cable, the latter of which benefited from the announcement of a takeover by Charter Communications. Gaming firm Las Vegas Sands was a good performer as the company benefited from stabilization in the important Chinese gambling enclave of Macau, while competitor Wynn Macau detracted from returns before we eliminated it from the portfolio. As mentioned in our last letter, global politics in the form of the Brexit vote took a toll on European cable operator Liberty Global. In terms of our smaller positions, we had a standout performer in mobile chipmaker Qualcomm as investors reacted positively to strong earnings growth and looked forward to a merger with rival NXP Semiconductors.

Major trades since our last letter included an increased position in Chinese Internet retailer Alibaba Group Holding as well as new positions in online payments processor PayPal Holdings and cloud-based software services firm Workday. We think the future is very bright for the growing field of artificial intelligence, and this helped guide a new investment in the dominant semiconductor supplier to the field, NVIDIA. The company also has a well-established position in the video gaming market that, while not growing as fast, should provide some support for the stock. In terms of sales, we reduced our positions in Yahoo! and British cable and Internet provider Sky, while eliminating stakes in Akamai Technologies, a provider of Web services, and Veeva Systems, a provider of cloud-based software services to the pharmaceutical industry.

OUTLOOK

That the world is an unpredictable place is a lesson eventually learned by every good investor, but 2016 seemed intent on providing all of us continuing education in that basic fact—with separate lessons provided by Brexit, the Trump presidency, and the Cubs winning the World Series, among others. Of course, this was not the first time that most investors were surprised by the turn of events. In late 2008 and early 2009, the overriding view of market participants was that stocks were in for a prolonged period of pain; indeed, many thought, “it will take decades to recover.” Personally, I do not recall a single person who predicted that markets would turn higher as soon and as forcefully as proved the case.

Why are even the experts often surprised by actual outcomes? Part of the reason is that the human mind is limited in its ability to accurately assess a large number of potential scenarios. One of the coping mechanisms people use to deal with uncertainty is to narrow down the potential possibilities, often using a series of mental shortcuts or rules of thumb to do so. Another fault that people in general have, including investors, is confidence bias, or individuals’ general tendency to be overconfident in their assessment of how much they know and how well they can accurately assess probabilities. In essence, as economists and psychologists such as Herbert Simon, Amos Tversky, and Daniel Kahneman have begun to explore over the past few decades, we oversimplify things so we can understand them. Despite our best efforts, the world remains complex and uncertain, and we should not be surprised to see the future play out differently than what we have mapped out in our heads.

Oversimplification and overconfidence are bad enough, but they can be exacerbated when other emotional factors come into play such as stress, greed, or fear. For example, when a meaningful, market-moving event occurs, it creates stress on those who have to make decisions. They have to take in a flood of new information, process it, and figure out how to react. Moreover, when swings in securities prices are dramatic, people often feel the need to act fast or be left behind. This tends to cause a “shoot first, aim later” mentality. When you combine all the ingredients above, you can see how markets and individual securities can become mispriced.

We see ample evidence of all of these mental processes at work in the aftermath of the U.S. election. Going into the election, I would venture to say that there was a fair degree of certainty among many (but not all) professional investors that Trump would lose. Despite being completely surprised by the outcome, however, it did not deter many of these same people from thinking the day after the election that they knew all of its implications. Indeed, as noted earlier, we witnessed immediate and material moves in securities and sectors as a result of what everyone thought to be the changes coming from a Trump presidency. The conviction and certainty behind those moves was striking.

Of course, one could argue that this is what market participants are paid to do: Assess new information and act on it. However, I believe we must do so while being mindful of our abilities to accurately assess such complex systems. In many cases, I think securities have already more than priced in the expected impact from Trump’s presidency, especially if you consider the timing of when some of these things may play out. This is true even as we are surely underestimating the impact in many other areas. I also think it is fair to say that Trump himself is unpredictable, and we should be prepared to be surprised again.

With all that in mind, what does it mean for our portfolio? In the period since the election, your fund underperformed on a relative basis, largely because money rotated out of structural-growth companies, where we are overweight, and into slower-growing companies, where we are underweight. The notion driving this is that Trump will stimulate the economy and increase growth and the rising tide will lift all boats, a dynamic that will have a relatively larger positive impact for slower-growing companies. As noted above, another reason for our underperformance was our exposure to Chinese Internet companies and concerns that Trump’s more adversarial stance toward China will negatively impact these firms. Finally, there have been shifts in flows between securities as investors contemplate the result of potential changes in tax rates, global trade policies, and other dynamics.

While cognizant of our own inability to understand the future, we have spent time trying to understand what a Trump presidency means for your fund’s holdings. Although the election has created new uncertainty in some areas, we continue to feel comfortable with our overall positioning. Over time, the markets seem likely to emerge from what has been a fairly chaotic postelection period. With the passing of time, investors will have more time to “aim,” and the oversimplification and overconfidence that has driven market movements in the short term will be reassessed, potentially catalyzed by more surprises.

Indeed, this has already happened in some areas, such as health care therapeutics, which initially jumped on speculation that Trump would be lenient on drug-pricing practices. A Trump tweet about excessive drug prices caused investors to realize that their initial assessment may have been off the mark, however, and these stocks have since reverted to preelection levels. Defense is another area that has seen a similar dynamic play out, and we suspect there will be more examples in the coming year. This should bring about a reversion to a more balanced market as opposed to the largely one-directional movement we have seen of late. That said, some of the early prognostications about the impact of a Trump presidency will probably prove correct.

Overall, we are sticking to our belief that the companies that are the best positioned to durably create value will be the ones that do the best over time. We believe your fund is well represented with companies that fit this bill. Like we’ve recently experienced, money may rotate away from some of these companies for periods of time. However, to the extent valuations are accommodating, we believe investors will find their way back. Thus, it is business as usual for us as we remain focused on finding companies with the brightest prospects where we believe we can compound returns at a high rate over the long run.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Paul D. Greene II
Chairman of the fund’s Investment Advisory Committee

January 17, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries may experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/16
Amazon.com	10.0%
Priceline	6.1
T-Mobile US	6.0
Alphabet	5.3
Facebook	5.3
American Tower	5.2
Crown Castle International	5.2
Comcast	5.1
Verizon Communications	3.9
Alibaba Group Holding	3.5
Liberty Global	3.3
Ctrip.com International	2.5
Tencent Holdings	2.5
Charter Communications	2.4
Baidu	2.4
PayPal Holdings	2.1
SBA Communications	1.8
Netflix	1.6
Qualcomm	1.6
Equinix	1.5
Twenty-First Century Fox	1.3
Iliad	1.3
Vodafone	1.3
Walt Disney	1.1
Altice	1.0
Total	83.3%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/16

Best Contributors		Worst Contributors	
T-Mobile US	111¢	Crown Castle International	-53¢
Priceline	68	American Tower	-26
Alphabet	43	Vodafone	-19
Charter Communications	37	Liberty Global Plc LiLAC	-15
Amazon.com	34	VeriSign	-9
Netflix	32	Verizon Communications	-7
NetSuite**	28	Sarana Menara Nusantara	-7
Comcast	25	Workday*	-7
Altice	19	Equinix	-6
Las Vegas Sands	16	SBA Communications	-6
Total	413¢	Total	-155¢

12 Months Ended 12/31/16

Best Contributors		Worst Contributors	
T-Mobile US	143¢	Liberty Global	-43¢
Comcast	77	Baidu	-31
Amazon.com	74	Ctrip.com International	-30
Priceline	63	Vodafone	-24
Verizon Communications	53	Iliad	-23
American Tower	40	LinkedIn**	-22
Charter Communications*	40	Liberty Global Plc LiLAC	-22
Tencent Holdings	37	Vipshop Holdings	-16
Facebook	36	Sarana Menara Nusantara	-10
Time Warner Cable**	34	VeriSign	-9
Total	597¢	Total	-230¢

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 92.9%		
CONTENT 0.0%		
Media & Entertainment 0.0%		
Central European Media Enterprises, Warrants, 5/20/18 (1)	411,726	646
Total Content		646
INFORMATION SERVICES 0.0%		
Data Services 0.0%		
Oanda, Acquisition Date: 8/24/07 – 7/2/14, Cost $429 (1)(2)(3)	15,041	204
Total Information Services		204
INTERNET 39.5%		
Internet Media / Advertising 16.0%		
Alphabet, Class A (1)	79,050	62,643
Alphabet, Class C (1)	179,853	138,814
Baidu, ADR (1)	543,696	89,389
Facebook (1)	1,733,100	199,393
NAVER (KRW)	16,682	10,684
Tencent Holdings (HKD)	3,864,400	93,790
Yahoo! (1)	197,600	7,641
		602,354
Internet Retail 14.3%		
Alibaba Group Holding, ADR (1)	1,494,834	131,262
Amazon.com (1)	505,600	379,134
Duluth Holdings (1)	895,000	22,733
Vipshop Holdings, ADR (1)	667,500	7,349
		540,478
Internet Services 9.2%		
Angie's List (1)	1,622,500	13,353
Ctrip.com International, ADR (1)	2,389,800	95,592
Houzz, Acquisition Date: 6/3/14, Cost $1,400 (1)(2)(3)	186,860	1,396
Priceline (1)	157,772	231,303

Redfin, Acquisition Date: 4/2/14, Cost $30 (1)(2)(3)	10,172	42
Trivago, ADR (1)	646,000	7,591
		349,277
Total Internet		1,492,109
IT SERVICES 3.8%		
IT Services 1.7%		
Amadeus It, A Shares (EUR)	203,439	9,242
Equinix, REIT	157,975	56,462
		65,704
Processors 2.1%		
PayPal Holdings (1)	1,997,300	78,833
		78,833
Total IT Services		144,537
MEDIA 19.4%		
Cable/Satellite 12.3%		
Charter Communications, Series A (1)	317,609	91,446
Comcast, Class A	2,814,300	194,328
Liberty Broadband, Class C (1)	405,916	30,066
Liberty Global, Series C (1)	4,144,521	123,092
Liberty Global Plc LiLAC, Class C (1)	665,156	14,081
Sky (GBP)	929,292	11,306
		464,319
Gaming 1.0%		
Las Vegas Sands	719,950	38,453
		38,453
Media & Entertainment 6.1%		
Altice, Series A (EUR) (1)	1,226,500	24,260
Altice, Series B (EUR) (1)	753,985	14,994

Central European Media Enterprises (1)	1,344,800	3,429
Discovery Communications, Class C (1)	583,700	15,632
MSG Networks (1)	714,200	15,355
Netflix (1)	490,280	60,697
News Corp, Class A	562,600	6,447
Twenty-First Century Fox, Class A	1,731,800	48,560
Walt Disney	403,500	42,053
		231,427
Total Media		734,199

SEMICONDUCTORS 1.9%

Digital Semiconductors 1.9%

NVIDIA	120,600	12,873
Qualcomm	920,060	59,988
Total Semiconductors		72,861

SOFTWARE 3.2%

Applications Software 1.1%

Atlassian, Class A (1)	739,599	17,809
salesforce.com (1)	190,900	13,069
Workday (1)	150,200	9,927
		40,805

Enterprise Software 0.3%

Coupa Software (1)	193,646	4,843
Coupa Software, Lock-Up Shares, Acquisition Date: 5/26/15 Cost $4,765 (1)(2)	284,954	6,770
		11,613

Software & Services 0.19%

Dropbox, Class A, Acquisition Date: 11/7/14 Cost $3,270 (1)(2)(3)	171,173	1,643

PREFERRED STOCKS 0.1%

INTERNET 0.1%

Internet Retail 0.1%		
Flipkart, Series G, Acquisition Date: 12/17/14 Cost $4,945 (1)(2)(3)	41,294	3,847
Total Internet		3,847
Total Preferred Stocks (Cost $4,945)		3,847

CONVERTIBLE PREFERRED STOCKS 2.1%

INTERNET 1.6%

Internet Media/ Advertising 0.3%		
Snapchat, Inc., Series F, Acquisition Date: 5/6/16 Cost $8,842 (1)(2)(3)	575,646	8,842
		8,842
Internet Services 1.3%		
Airbnb, Series D Acquisition Date: 4/16/14 Cost $5,109 (1)(2)(3)	125,499	13,177
Airbnb, Series E, Acquisition Date: 7/14/15 Cost $3,047 (1)(2)(3)	32,734	3,437
Houzz, Series D, Acquisition Date: 6/3/14, Cost $4,200 (1)(2)(3)	560,560	4,187
Redfin, Series F, Acquisition Date: 11/7/13 Cost $3,922 (1)(2)(3)	1,614,970	6,670
Uber Technologies, Series E, Acquisition Date: 12/5/14 Cost $6,573 (1)(2)(3)	197,272	9,621
Uber Technologies, Series G, Acquisition Date: 12/3/15 Cost $7,293 (1)(2)(3)	149,523	7,293
Xiaoju Kuaizhi, Series A-17, Acquisition Date: 10/19/15 Cost $3,572 (1)(2)(3)	130,241	4,979
		49,364
Total Internet		58,206

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,220,028)	$ 3,783,645
Dividends receivable	3,161
Receivable for shares sold	1,942
Other assets	58
Total assets	3,788,806
Liabilities	
Payable for shares redeemed	4,912
Payable for investment securities purchased	4,141
Investment management fees payable	2,065
Due to affiliates	299
Other liabilities	318
Total liabilities	11,735
NET ASSETS	$ 3,777,071
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 22,037
Net unrealized gain	1,563,614
Paid-in capital applicable to 50,868,292 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	2,191,420
NET ASSETS	$ 3,777,071
NET ASSET VALUE PER SHARE	
Investor Class ($3,688,528 / 49,676,679 shares outstanding)	$ 74.25
I Class ($88,543 / 1,191,613 shares outstanding)	$ 74.31

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 12/31/16
Investment Income (Loss)		
Income		
Dividend		$ 27,630
Interest Income		56
Total income		27,686
Expenses		
Investment management		23,317
Shareholder servicing		
Investor Class	$ 4,588	
I Class	1	4,589
Prospectus and shareholder reports		
Investor Class	112	
I Class	2	114
Custody and accounting		275
Registration		99
Legal and audit		70
Directors		15
Miscellaneous		85
Total expenses		28,564
Net investment income		(878)
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		117,771
Foreign currency transactions		(309)
Net realized gain		117,462
Change in net unrealized gain / loss		
Securities		146,608
Other assets and liabilities denominated in foreign currencies		35
Change in net unrealized gain / loss		146,643
Net realized and unrealized gain / loss		264,105
INCREASE IN NET ASSETS FROM OPERATIONS		$ 263,227

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

		Year Ended 12/31/16		12/31/15
Increase (Decrease) in Net Assets				
Operations				
Net investment income (loss)	$	(878)	$	7,637
Net realized gain		117,462		101,025
Change in net unrealized gain / loss		146,643		265,942
Increase in net assets from operations		263,227		374,604
Distributions to shareholders				
Net investment income				
Investor Class		(977)		(6,857)
I Class		(24)		–
Net realized gain				
Investor Class		(80,031)		(103,833)
I Class		(1,918)		–
Decrease in net assets from distributions		(82,950)		(110,690)
Capital share transactions*				
Shares sold				
Investor Class		446,822		480,029
I Class		92,215		–
Distributions reinvested				
Investor Class		77,750		106,643
I Class		1,866		–
Shares redeemed				
Investor Class		(592,114)		(459,303)
I Class		(2,903)		–
Increase in net assets from capital share transactions		23,636		127,369
Net Assets				
Increase during period		203,913		391,283
Beginning of period		3,573,158		3,181,875
End of period	**$**	**3,777,071**	**$**	**3,573,158**
Undistributed net investment income		–		806

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies. The fund has two classes of shares: the Media & Telecommunications Fund (Investor Class) and the Media & Telecommunications Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $17,000 for the year ended December 31, 2016.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2016, totaled $(2,979,000) for the year ended December 31, 2016. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging market countries; at period-end, approximately 12% of the fund’s net assets were invested in emerging markets. Emerging markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $554,723,000 and $679,251,000, respectively, for the year ended December 31, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2016 and December 31, 2015, were characterized for tax purposes as follows:

At December 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. During the year ended December 31, 2016, the fund utilized $1,122,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended December 31, 2016, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2016, expenses incurred pursuant to these service agreements were $67,000 for Price Associates; $2,007,000 for T. Rowe Price Services, Inc.; and $769,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Media & Telecommunications Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Media & Telecommunications Fund, Inc. (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 21, 2017

Tax Information (Unaudited) for the Tax Year Ended 12/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$693,000 from short-term capital gains,

●	$88,505,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $89,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $89,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies
(1944)	(2009 to present); Director, BioMed Realty Trust (2013 to 2016);
2009	Chairman of the Board, Mesa Biotech, a molecular diagnostic
[187]	company (March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present); Director, Novartis, Inc. (2009 to 2014); Director, IBM
(2007 to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Brixmor Real Estate Investment Trust (2012
2001	to present); Director and Advisory Board Member, Deutsche Bank
[187]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to present), Chairman
(1951)	of the Board (January 2016 to present), and President (2009
2013	to September 2016), First Industrial Realty Trust, an owner
[187]	and operator of industrial properties; Chairman of the Board
(2005 to May 2016) and Director (1999 to May 2016), Starwood
Hotels & Resorts, a hotel and leisure company; Director, Boston
Properties (May 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[187]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[187]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[187]	(2011 to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[187]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[187]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[187]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price; Chairman of the Board, Chief Investment Officer, Director,
2006	and Vice President, T. Rowe Price Group, Inc.; Vice President,
[131]	T. Rowe Price Trust Company; Director, United Technologies
(January 2013 to present)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Media &
Telecommunications Fund	Principal Occupation(s)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Paul Y. Cho (1986)	Employee, T. Rowe Price; formerly, student,
Vice President	The Wharton School, University of Pennsylvania
(to 2015); Investment Analyst, Maverick Capital
(to 2013)

Gregory Dunham, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group; formerly, Analyst, Goldman Sachs
(to 2015)

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Jacqueline L. Liu (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Investment Analyst,
Fidelity International Hong Kong Limited
(to 2014)

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Jeffrey R. Nathan (1985)	Employee, T. Rowe Price; formerly, Independent
Vice President	Consultant, Hedge Fund; Vice President, Atlas
Holdings LLC (to 2012)

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Corey D. Shull, CFA (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Justin P. White (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ernest C. Yeung, CFA (1979)	Director, Responsible Officer, and Vice
Vice President	President, Price Hong Kong; Vice President,
T. Rowe Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,146,000 and $2,158,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 16, 2017